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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 28, 2003
                                                         ----------------


                               GENAERA CORPORATION
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                 0-19651                13-3445668
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       (State or Other         (Commission File        (I.R.S. Employer
       Jurisdiction of              Number)           Identification No.)
       Incorporation)



           5110 Campus Drive
           Plymouth Meeting, PA                              19462
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   (Address of Principal Executive Offices)                (Zip Code)




       Registrant's Telephone Number, including Area Code: (610) 941-4020
                                                           --------------



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Item 5.     Other Events.


The registrant hereby incorporates by reference the press release dated January 28, 2003 attached hereto as Exhibit 99.1 ("Genaera Ends Enrollment in Squalamine Clinical Trial for Lung Cancer").


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     Exhibit
     Number    Description
     ------    -----------

      99.1 Press Release dated January 28, 2003 - "Genaera Ends Enrollment in Squalamine Clinical Trial for Lung Cancer"

                                       2

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GENAERA CORPORATION
                                  (Registrant)


                              By: /s/ Christopher P. Schnittker
                                  ----------------------------------------
                                  Christopher P. Schnittker
                                  Senior Vice President, Chief Financial Officer and Secretary


Dated: January 28, 2003

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                                  EXHIBIT INDEX

    Exhibit
    Number      Description
    ------      -----------

     99.1 Press Release dated January 28, 2003 - "Genaera Ends Enrollment in Squalamine Clinical Trial for Lung Cancer"